UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2023
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced on December 12, 2023, Syed Rizvi, M.D., the Chief Medical Officer of Caribou Biosciences, Inc. (the “Company”), will be leaving the Company effective December 31, 2023. On December 22, 2023, the Company and Dr. Rizvi entered into a separation agreement and general release of claims in favor of the Company and related persons and entities (the “Separation Agreement and Release”). Pursuant to the terms of the Separation Agreement and Release, following the effectiveness of and assuming continued compliance with the Separation Agreement and Release, Dr. Rizvi will receive cash severance compensation equal to nine months of his annual base salary as well as reimbursement of up to nine months of COBRA premiums, payable in substantially equal installments over nine months commencing as specified after the Separation Agreement and Release becomes effective. In addition, subject to the same conditions, Dr. Rizvi will be eligible for a 2023 bonus as determined in the discretion of the Company’s Board of Directors, 15,000 shares of the Company’s common stock under his restricted stock units (RSUs) will vest on January 18, 2024 as originally scheduled, and the post-termination exercise period of any vested stock options as of December 31, 2023 will be extended through June 30, 2024 as specified in the Separation Agreement.
The foregoing summary of the Separation Agreement and Release is not complete and is qualified in its entirety by the terms and conditions of the Separation Agreement and Release, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	December 22, 2023	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer